UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 8, 2003 (May 8, 2003)

Date of Report (Date of Earliest Event Reported)

The Nasdaq Stock Market, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-32651	52-1165937
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation	File Number)	Identification No.)

One Liberty Plaza

New York, New York 10006

(Address of Principal Executive Offices and Zip Code)

(212) 858-5216

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

THE NASDAQ STOCK MARKET, INC.
FORM 8-K
Index

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    Financial Statements

    None.

    Pro Forma Financial Information

    None.

    Exhibits:

Exhibit No.	Description	Page Number in Filing
99.1	Press Release, dated May 8, 2003

Item 9. Regulation FD Disclosure

The Nasdaq Stock Market, Inc. (“Nasdaq”) issued a press release, dated May 8, 2003, in the form attached hereto as Exhibit 99.1.  The press release announced the resignation of Richard Ketchum as an officer of Nasdaq, effective as of June 17, 2003, and as a director, effective immediately.  Nasdaq previously reported the appointment of H. Furlong Baldwin as its non-executive Chairman of the Board of Directors and Robert Greifeld as its Chief Executive Officer and President, effective May 12, 2003.  The information in this Form 8-K, including the exhibit, is being “furnished” pursuant to Item 9 and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference into any registration statement filed by Nasdaq under the Securities Act of 1933.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 8, 2003

THE NASDAQ STOCK MARKET, INC.

By:	/s/ Edward S. Knight
Edward S. Knight
Executive Vice President and General Counsel